UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2014

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2014, Castle Brands Inc. (the "Company") entered into amendments to employment agreements with each of Mark Andrews, the Company's Chairman, John Glover, the Company's Chief Operating Officer, T. Kelley Spillane, the Company's Senior Vice President-Global Sales, and Alfred J. Small, the Company's Senior Vice President, Chief Financial Officer, Treasurer and Secretary. The amendments extend the term of each such agreement for a two-year period to May 1, 2016, March 31, 2016, March 31, 2016 and May 19, 2016, respectively.

The description of the foregoing employment agreement amendments is qualified in its entirety by reference to the complete text of such documents, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this current report on Form 8-K and which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth in Item 1.01 to this current report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment to Fourth Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and Mark Andrews.

10.2 Amendment to Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and John Glover.

10.3 Amendment to Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and T. Kelley Spillane.

10.4 Amendment to Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and Alfred J. Small.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

January 27, 2014	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: SVP, CFO, Treasurer & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Fourth Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and Mark Andrews.
10.2	Amendment to Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and John Glover.
10.3	Amendment to Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and T. Kelley Spillane.
10.4	Amendment to Amended and Restated Employment Agreement, dated as of January 24, 2014, by and between Castle Brands Inc. and Alfred J. Small.